Filed pursuant to Rule 497(e)
File Nos. 333-184477 and 811-22761

STONE RIDGE TRUST

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

SUPPLEMENT DATED JANUARY 7, 2021

TO

PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED

JUNE 3, 2020, AS REVISED AUGUST 21, 2020

On January 7, 2021, the Board of Trustees (the “Board”) of Stone Ridge Trust approved an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX”) will be reorganized with and into the Stone Ridge Diversified Alternatives Fund (the “Diversified Alternatives Fund” and together with AVRPX, the “Funds”) (such transaction, the “Reorganization”). The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The closing date of the Reorganization is expected to occur on February 5, 2021 or such later date as may be determined in accordance with the Agreement. Shareholder approval is not required to effect the Reorganization.

Under the terms of the Agreement, the shareholders of AVRPX will receive a number of Class I shares of the Diversified Alternatives Fund equal in dollar value to the Class I shares held by such shareholders in AVRPX, with each Fund’s shares valued at such Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the closing date of the Reorganization.

Investment Objective and Strategies of the Combined Fund

AVRPX’s investment objective is to achieve capital appreciation, while the Diversified Alternatives Fund’s investment objective is to seek total return. AVRPX seeks to generate returns by receiving premiums from selling put and call options related to a variety of assets, such as commodities and foreign currencies. AVRPX seeks to benefit over the long-term from the difference between the level of volatility priced into its obligations under these derivatives contracts and the level of volatility realized on the assets underlying these contracts. The Diversified Alternatives Fund is a multi-strategy fund and currently has six principal investment strategies: (1) reinsurance, (2) market risk transfer (which is substantially the same as the principal investment strategy of AVRPX), (3) style premium investing, (4) alternative lending, (5) single family real estate and (6) healthcare royalties. The Diversified Alternatives Fund’s investment objective and strategy will remain unchanged following the Reorganization: the combined fund will be managed by the same portfolio management team in the same manner and with the same exposures as the Diversified Alternatives Fund prior to the Reorganization.

Fees and Expenses of the Combined Fund

The Diversified Alternatives Fund’s management fee is bifurcated such that the fund pays an annual rate of (i) 0.00% of its average daily net assets invested in any fund advised by Stone Ridge Asset Management LLC (the “Adviser”), and (ii) 1.50% of its average daily net assets invested in other investments. AVRPX’s management fee is an annual rate of 1.50% of its average daily net assets. Accordingly, shareholders of AVRPX will not experience an increase in management fees as a result of the Reorganization and shareholders of the Diversified Alternatives Fund will continue to bear the same management fee rate.

AVRPX’s expense ratio after fee waiver/expense reimbursement, as reported in the prospectus dated December 4, 2020, was 2.20%, and the Diversified Alternatives Fund’s expense ratio after fee waiver/expense reimbursement, as reported in the prospectus dated June 3, 2020, as revised August 21, 2020, was 2.01% for Class I shares.

Reorganization Costs

The Adviser will bear the costs associated with the Reorganization, including legal, printing and mailing expenses. However, costs of restructuring the Funds’ portfolios, including brokerage commissions and other transaction costs, if any, will be borne by the Fund directly incurring them.

Prior to the closing date of the Reorganization, AVRPX shareholders may continue to purchase and sell shares.

Please Retain This Supplement for Future Reference